SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of report (Date of earliest event reported): August 15 2001

                          AMERICAN MEDICAL ALERT CORP.
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             (Exact Name of Registrant as Specified in its Charter)


        New York                        333-54992               11-2571221
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(State or Other Jurisdiction     (Commission File Number)    (I.R.S. Employer
     of Incorporation)                                       Identification No.)


            3265 Lawson Boulevard
              Oceanside, New York                                       11572
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(Address of Principal Executive Offices)                             (Zip Code)


 (Registrant's telephone number, including area code):   (516) 536-5850


                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

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Item 5.  Other Events.
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         On August 15, 2001, American Medical Alert Corp. (the "Company") issued a press release relating to the Company's contract with the City of New York, Human Resources Administration, Home Care Services Program.

         A copy of the press release, which is incorporated by reference herein and made a part hereof, is filed with this Current Report on Form 8-K as Exhibit 99.

Item 7.  Financial Statements and Exhibits.
         ---------------------------------

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits.
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         Exhibit No.         Description
         -----------         -----------

             99              Press Release of the Company dated August 15, 2001.



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


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    August 15, 2001                        AMERICAN MEDICAL ALERT CORP.


                                                By: /s/ Howard M. Siegel
                                                   ----------------------------
                                                    Howard M. Siegel, President


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



                                  EXHIBIT INDEX

         Exhibit No.         Description
         -----------         -----------

            99               Press Release of the Company dated August 15, 2001.





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